UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 15, 2005

LARGE SCALE BIOLOGY CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	000-31275	77-0154648
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3333 Vaca Valley Parkway, Vacaville, California 95688
(Address of principal executive offices and zip code)

(707) 446-5501
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On April 15, 2005, the Company issued a secured adjustable rate promissory note in the principal amount of $3,000,000 (the “Note”) to Kevin J. Ryan, the Company’s President and Chief Executive Officer and a member of the Company’s Board of Directors (“Ryan”).  In addition, the Company issued to Ryan a six-year warrant (the “Warrant”), entitling Ryan to purchase either (i) up to 903,614 shares of the Company’s common stock, par value $0.001 per share, at an exercise price of $0.83 per share (the “LSBC Stock”), or (ii) up to a number of shares (as discussed below) of capital stock of Predictive Diagnostics, Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“PDI”) (“the “PDI Stock”).  The Warrant is exercisable for PDI Stock only upon the closing, on or before the expiration date of the Warrant, of a financing transaction (or series of related financing transactions) undertaken by PDI for the primary purpose of raising capital, for an aggregate purchase price paid to PDI of not less than $1,500,000 (the “PDI Financing”).  The exercise price with respect to the LSBC Stock is $0.83 per share.  The exercise price with respect to the PDI Stock is the lowest price per share of the PDI stock sold in any PDI Financing, and the number of shares of PDI Stock issuable under the Warrant is equal to $3,000,000 divided by such exercise price.

The Note and the Warrant were sold to Ryan, an “accredited investor” (as such term is defined in the rules promulgated under the Securities Act of 1933, as amended (the “Act”)), for a purchase price of $3,000,000.

The following describes certain of the material terms of the transaction with Ryan. The description below is not a complete description of the material terms of the transaction and is qualified in its entirety by reference to the agreements entered into in connection with the transaction, copies of which are included as exhibits to this Current Report on Form 8-K:

Note Maturity Date and Interest Rate. Absent earlier prepayment by the Company, as described below, the Note matures on April 17, 2006.  Interest will accrue on the unpaid principal and interest on the Note at a rate per annum equal to the greater of (i) the Prime Rate set from time to time by Bank of America NT & SA plus two percent (2%) per annum, or (ii) Seven and One-Quarter percent (7.25%) per annum.

Payment of Interest and Principal. Interest on the Note is payable monthly on the fifteenth day of each month during the term of the Note, commencing May 15, 2005.  The interest rate under this Note will be variable, and will be determined on a daily basis.  The principal amount of this Note will be payable in one lump sum on the maturity date of the Note.

Right to Redeem Note. The Company has the option of prepaying the outstanding principal amount of the Note, in whole or in part, at any time without penalty.

Option to Accelerate Note.  The Note provides Ryan with the option to accelerate payment up to the lesser of (i) $1,500,000, or (ii) the unpaid principal balance then outstanding under this Note; upon the closing of any financing by the Registrant with net proceeds of not less than $4,000,000.

Security for Note. The Note is secured by certain patents and patent applications of the Company, and all proceeds therefrom, pursuant to the terms of a security agreement executed by the Company and PDI in favor of Ryan.  If an event of default occurs under the security agreement or the Note, Ryan has the right to accelerate all payments under the Note, and, in addition to any other remedies available to Ryan, to foreclose upon the assets securing the Note.

Warrant Terms. The Warrant gives Ryan the right to purchase either shares of LSBC Stock or shares of PDI Stock.  The Warrant expires on April 15, 2011.

Piggyback Registration Rights.  If the Company prepares and files a registration statement with the Securities and Exchange Commission relating to an offering of Company’s equity securities, other than a registration statement on Form S-4 or Form S-8 or their equivalents, Ryan has the right to include in such registration statement all or any part of the LSBC Stock, if any, issued to Ryan prior to such registration, subject to customary underwriter cutbacks and other terms and conditions of such offering.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Please see Item 1.01 of this Current Report on Form 8-K, which Item is incorporated herein by reference, for a description of the terms of the sale of the Note to Ryan.

Item 3.02. Unregistered Sales of Equity Securities

Please see Item 1.01 of this Current Report on Form 8-K, which Item is incorporated herein by reference, for a description of the terms of the issuance of the Warrant and its associated excersisability features. The Warrant is issued in reliance on the exemption from registration provided by Section 4(2) of the Act, on the basis that its issuance did not involve a public offering, no underwriting fees or commissions were paid by us in connection with such sale and Ryan is an “accredited investor,” as defined in the Act.

Item 8.01. Other Events

On April 18, 2005, the Company issued a press release announcing the sale of the Note and the Warrant to Ryan. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

(c)  Exhibits.

Exhibit Number	Exhibit Title or Description

4.1	Warrant to Purchase Common Stock, dated as of April 15, 2005, issued by Large Scale Biology Corporation and Predictive Diagnostics, Inc. in favor of Kevin J. Ryan.
10.1	Note and Warrant Purchase Agreement, dated as of April 15, 2005, executed by Large Scale Biology Corporation, Predictive Diagnostics, Inc. and Kevin J. Ryan.
10.2	Secured Promissory Note, dated as of April 15, 2005, issued by Large Scale Biology Corporation and Predictive Diagnostics, Inc. in favor of Kevin J. Ryan.
10.3	Security Agreement, dated as of April 15, 2005, executed by Large Scale Biology Corporation and Predictive Diagnostics, Inc. in favor of Kevin J. Ryan.
10.4	Patent Security Agreement, dated as of April 15, 2005, executed by Large Scale Biology Corporation and Predictive Diagnostics, Inc. in favor of Kevin J. Ryan.
99.1	Press release of Large Scale Biology Corporation dated April 18, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LARGE SCALE BIOLOGY CORPORATION

Date: April 21, 2005	By:	/s/ MICHAEL D. CENTRON

Michael D. Centron
Vice President, Finance and Administration

Exhibit Index

Exhibit Number	Exhibit Title or Description

4.1	Warrant to Purchase Common Stock, dated as of April 15, 2005, issued by Large Scale Biology Corporation and Predictive Diagnostics, Inc. in favor of Kevin J. Ryan.
10.1	Note and Warrant Purchase Agreement, dated as of April 15, 2005, executed by Large Scale Biology Corporation, Predictive Diagnostics, Inc. and Kevin J. Ryan.
10.2	Secured Promissory Note, dated as of April 15, 2005, issued by Large Scale Biology Corporation and Predictive Diagnostics, Inc. in favor of Kevin J. Ryan.
10.3	Security Agreement, dated as of April 15, 2005, executed by Large Scale Biology Corporation and Predictive Diagnostics, Inc. in favor of Kevin J. Ryan.
10.4	Patent Security Agreement, dated as of April 15, 2005, executed by Large Scale Biology Corporation and Predictive Diagnostics, Inc. in favor of Kevin J. Ryan.
99.1	Press release of Large Scale Biology Corporation dated April 18, 2005.